SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) July 17, 2003
                                                     -------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                 File No. 1-8989                 13-3286161
    ---------------------    ------------------------           -----------
    (State or other          (Commission File Number)          (IRS Employer
     jurisdiction of                                            Identification)
     incorporation) Number)



                  383 Madison Avenue, New York, New York       10179
               ------------------------------------------------------
               (Address of principal executive offices)    (zip code)



Registrant's telephone number, including area code:    (212) 272-2000
                                                       --------------


                                 Not Applicable
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

Item 5.  Other Events

            Filed herewith are copies of:

      (a) Underwriting Agreement, dated July 17, 2003, between The Bear Stearns Companies Inc. (the "Company") and Bear, Stearns & Co. Inc.

      (b) Warrant Agreement, dated July 9, 2003, between the Company and JPMorgan Chase Bank, as Warrant Agent (the "Warrant Agent").

      (c) First Supplemental Warrant Agreement, dated July 17, 2003, among the Company, the Warrant Agent and Bear, Stearns & Co. Inc.

      (d) Form of Accelerated Market Participation Securities Linked to the S&P 500 Index.

      (e) Opinion of Cadwalader, Wickersham & Taft LLP as to legality of the Accelerated Market Participation Securities Linked to the S&P 500 Index to be issued by the Company.

      (f) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences described in the Prospectus Supplement dated July 17, 2003 to the Prospectus dated April 24, 2003, included in the Registration Statement on Form S-3 filed by the Company (Registration No. 333-104455).

      (g)   Consent of Cadwalader, Wickersham & Taft LLP.

Item 7.  Financial  Statements,  Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired:

            Not applicable.

      (b)   Pro Forma Financial Information:

            Not applicable.

      (c)   Exhibits:

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-104455) as exhibits to such Registration Statement:

            1(j) Underwriting Agreement, dated July 17, 2003, between the Company and Bear, Stearns & Co. Inc.

            4(c)(11) Warrant Agreement, dated July 9, 2003, between the Company and the Warrant Agent (incorporated by reference to Exhibit 4.1(a) to the registrant's registration statement on Form 8-A filed on July 17, 2003).

            4(c)(12) First Supplemental Warrant Agreement, dated July 17, 2003, among the Company, the Warrant Agent and Bear, Stearns & Co. Inc. (incorporated by reference to Exhibit 4.1(b) to the registrant's registration statement on Form 8-A filed on July 17, 2003).

            4(c)(13) Form of Accelerated Market Participation Securities Linked
                     to the S&P 500 Index.

            5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the Accelerated Market Participation Securities Linked to the S&P 500 Index to be issued by the Company.

            8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(a)).

            23(c)    Consent of Cadwalader, Wickersham & Taft LLP (Included in
                     Exhibit 5(a)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By: /s/ Marshall J Levinson
                                          --------------------------------------
                                          Marshall J Levinson
                                          Controller
                                          (Principal Accounting Officer)

Dated:  July 23, 2003

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



Exhibit No.       Description

1(j) Underwriting Agreement, dated July 17, 2003, between the Company and Bear, Stearns & Co. Inc.

4(c)(11) Warrant Agreement, dated July 9, 2003, between the Company and the Warrant Agent (incorporated by reference to Exhibit 4.1(a) to the registrant's registration statement on Form 8-A filed on July 17, 2003).

4(c)(12) First Supplemental Warrant Agreement, dated July 17, 2003, among the Company, the Warrant Agent and Bear, Stearns & Co. Inc. (incorporated by reference to Exhibit 4.1(b) to the registrant's registration statement on Form 8-A filed on July 17, 2003).

4(c)(13) Form of Accelerated Market Participation Securities Linked to the S&P 500 Index.

5(a) Opinion of Cadwalader, Wickersham & Taft as to legality of the Accelerated Market Participation Securities Linked to the S&P 500 Index to be issued by the Company.

8(a) Opinion of Cadwalader, Wickersham & Taft LLP as to certain federal income tax consequences (Included in Exhibit 5(a)) .

23(c)             Consent of  Cadwalader,  Wickersham  & Taft LLP  (Included  in
                  Exhibit 5(a)).